Exhibit 10(k)(5)
                   AMENDMENT NO. 15
                          TO
            ALLTEL CORPORATION PENSION PLAN
             (January 1, 1989 Restatement)


          WHEREAS, ALLTEL Corporation (the "Company") amended and restated the ALLTEL Corporation Pension Plan (the "Plan"), effective January 1, 1989; and

          WHEREAS, the Plan, as amended and restated effective
January 1, 1989, has been amended on fourteen previous occasions; and

          WHEREAS, the Company desires further to amend the Plan;

          NOW, THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as of close of business on April 30, 1993, to provide as follows:

          The second paragraph of Section 2.01 of the Plan is hereby amended to provide as follows:

          The term "Eligible Employee" shall mean each Employee of the Employer, except (1) Employees whose period of Service prior to January 1, 1988 otherwise would have commenced after the first day of the calendar month immediately following his sixtieth (60th) birthday and who did not perform one Hour of Service on or after January 1, 1988, (2) Employees covered by a collective bargaining agreement between an Employer and a representative of such Employees where retirement benefits were the subject of good faith bargaining between the parties, unless it is agreed that such Employees would be eligible to participate in the Plan,
          (3) Employees who are covered by an agreement with the Company which prohibits inclusion in the Plan,
          (4) leased employees, (5) on and after May 1, 1993, Employees of ALLTEL Publishing Corporation, or (6) on or after May 1, 1993, Employees of Sygnis, Inc.

          IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 2nd day of April, 1993.


                           ALLTEL CORPORATION


                           By:/s/ John L. Comparin
                              Title:  VP - Human Resources

                        AMENDMENT NO. 16
                               TO
                 ALLTEL CORPORATION PENSION PLAN
                  (January 1, 1989 Restatement)


                           WHEREAS, ALLTEL Corporation (the "Company")
amended and restated the ALLTEL Corporation Pension Plan (the "Plan"), effective January 1, 1989; and

                           WHEREAS, the Plan, as amended and restated
effective January 1, 1989, has been amended on fifteen previous occasions; and

                           WHEREAS, the Company desires further to amend
the Plan;

                           NOW THEREFORE, BE IT RESOLVED, that, effective
as of the effective date, as set forth in a collective bargaining agreement with respect to participants covered under Appendix I of the Plan or any amendment or modification thereto, of participation by such participants in any arrangement described in Section 125 of the Internal Revenue Code of 1986, as amended, maintained by an Employer, the Company hereby amends Section 1.4 of Appendix I of the Plan by adding immediately following the first sentence thereof, the following:

     An Employee's cash compensation shall not be affected by any compensation reduction pursuant to a "cafeteria plan" as defined in
     Section 125 of the Code.

               IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 29th day of April, 1993.


                           ALLTEL CORPORATION


                           By: /s/ John L. Comparin
                               Title: VP - Human Resources
                           123

                      AMENDED AND RESTATED

                        AMENDMENT NO. 17
                               TO
                 ALLTEL CORPORATION PENSION PLAN
                  (January 1, 1989 Restatement)


                           WHEREAS, ALLTEL Corporation (the "Company")
amended and restated the ALLTEL Corporation Pension Plan (the "Plan"), effective January 1, 1989; and
                           WHEREAS, the Plan, as amended and restated
effective January 1, 1989, has been amended on sixteen previous occasions; and
                           WHEREAS, the Company desires further to amend
the Plan; and
                           WHEREAS, this Amended and Restated Amendment
No. 17 shall supersede in its entirety Amendment No. 17;
                           NOW THEREFORE, BE IT RESOLVED, that the
Company hereby amends the Plan as follows:
                           1.  Effective as of March 1, 1993, the Plan is
amended by adding immediately following Article XIII thereof, the following new Article XIV:
                           ARTICLE XIV

            1993 SPECIAL EARLY RETIREMENT PROVISIONS

14.1     General

         This Article XIV provides for certain increased benefits with respect to certain Participants (or former Participants in the case of a deceased former employee) who satisfy the requirements specified in this Article XIV for such increased benefits. Except as otherwise provided in this Article XIV, the provisions of this Article XIV shall apply notwithstanding any other provision

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


         of the Plan to the contrary and shall control in the case of any conflict with any other provision of the Plan.

14.2     Eligibility

         In order to be eligible for increased benefits pursuant to this Article XIV, a Participant must be listed on Schedule A to the Plan.

14.3     Termination of Employment

         In order to receive the increased benefits provided under this Article XIV, a Participant who meets the eligibility requirements of Section
         14.2 of this Article XIV must voluntarily terminate his employment with the Employer (and any other member(S) of the Controlled Group) as of the Retirement Date applicable to such Participant as specified on Schedule A to the Plan; provided, however, that such retirement shall be deemed satisfied by any such Participant whose employment with the Employer terminates on or prior to his Retirement Date as specified on Schedule A to the Plan by reason of his death.

14.4     Increased Benefits

         Benefits under the Plan of a Participant who both meets the eligibility requirements of Section 14.2 of this Article XIV and satisfies the requirements and conditions of Section 14.3 of this Article XIV shall be increased, beginning as of the latest of March 1, 1993, the first day of the month following the month in which such Participant's Retirement Date as specified on Schedule A to the Plan occurs, or as specified below in this Section 14.4, in accordance with the following:

         (a) The amount of such Participant's Accrued Pension shall be increased by an amount equal to the Participant's "Special Early Retirement Compensation" (as hereinafter defined) multiplied by five-twelfths (5/12) of one percent. A Participant's "Special Early Retirement Compensation" shall mean the Participant's annualized base salary in effect on the day preceding the Partici-pant's termination of employment with the Employer.
         (b) The Pension of any such Participant whose Pension commences prior to his Normal Retirement Date shall not be reduced for commencement prior to the month following the month in which such Participant would (if he survived) attain age 65.

         (c) If such Participant is less than age 62 on his Pension commencement date, he shall receive a supplemental monthly benefit in the amount of $200 per month payable beginning as of his Pension commencement date and continuing through the earlier of the month in which he attains age 62 or the month in which his death occurs. If such Participant dies prior to his Pension commencement date or the first

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

              day of the month in which he would have attained age 62 and is survived by his Spouse to whom he had been continuously married for at least one year ending on his date of death, such Spouse shall receive a supplemental monthly benefit in the amount of $200 per month payable beginning as of the later of the month following the month in which occurs the Retirement Date applicable to such Participant as specified on Schedule A to the Plan or the month following the month in which the Participant's death occurred and continuing through the end of the month in which the Participant would have attained age 62.

         (d) For purposes of computing the amount of the Qualified Preretirement Survivor Annuity (if any) (as of the date such Qualified Preretirement Survivor Annuity otherwise commences under the Plan) with respect to such a Participant who dies prior to his Pension commencement date and prior to the month following the month in which such Participant would (if he survived) attain age 65, the Pension that would have been payable to the Participant shall not be reduced for commencement prior to the month following the month in which such Participant would (if he survived) attain age 65.

         (e) Notwithstanding any other provision of this Article XIV to the contrary, Sections 1.33 and 1.34 and Article V and the corresponding provisions of any applicable Appendix to the Plan shall be applied based upon such Participant's actual age.

         (f) The increased benefits payable pursuant to this Article XIV shall be subject to all generally applicable provisions regarding payment or benefits and conditions and limitations thereon of the Plan and of applicable law, including, without limitation, subsection (f) of Section 1.01.

              2. Effective as of March 1, 1993, the Plan is amended by adding at the end thereof a new Schedule A to provide as set forth on Exhibit 1 to this Amendment.
              IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 23rd day of July, 1993.

                           ALLTEL CORPORATION


                           By: /s/ John L. Comparin
                               Title:  VP - Human Resources

                            Exhibit 1


                           SCHEDULE A
                               TO
                 ALLTEL CORPORATION PENSION PLAN
                  (JANUARY 1, 1989 RESTATEMENT)



                        PARTICIPANT'S         PARTICIPANT'S
PARTICIPANT'S          SOCIAL SECURITY         RETIREMENT
     NAME                  NUMBER                 DATE

                        AMENDMENT NO. 18
                               TO
                 ALLTEL CORPORATION PENSION PLAN
                  (January 1, 1989 Restatement)


                           WHEREAS, ALLTEL Corporation (the "Company")
amended and restated the ALLTEL Corporation Pension Plan (the "Plan"), effective January 1, 1989; and

                           WHEREAS, the Plan, as amended and restated
effective January 1, 1989, has been amended on eighteen previous occasions; and

                           WHEREAS, the Company desires further to amend
the Plan;

                           NOW, THEREFORE, BE IT RESOLVED, the Company
hereby amends the Plan, effective as hereinafter set forth, to provide as follows:

                           1.  Section 13 of the Plan is hereby amended to add
the following Section 13.17 thereto:
                           13.17  Employees of Sugar Land Telephone
Company, Perco Telephone Company, SLT Cable TV, Inc., and Metropolitan Houston Paging Services, Inc.

     (a)  Effective Date - January 1, 1993.

     (b)  Account - None.

     (c)  Minimum Normal Retirement Pension - None.

     (d)  Minimum Early Retirement Pension - None.

     (e)  Minimum Disability Retirement Pension - None.

     (f)  Minimum Deferred Vested Pension - None.

     (g)  Minimum Death Benefit - None.

     (h)  Prior Plan Offset - Not Applicable.

     (i)  Provision Relative to IRC Section 401(a)(12) - Not Applicable.
                                  128

     (j) Miscellaneous - See APPENDIX Q - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF Sugar Land TELEPHONE COMPANY, PERCO
          TELEPHONE COMPANY, SLT CABLE TV, INC., AND METROPOLITAN
          HOUSTON PAGING SERVICES, INC., which follows immediately hereafter.

                           APPENDIX Q
       SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                               OF
     Sugar Land TELEPHONE COMPANY, PERCO TELEPHONE COMPANY,
                     SLT CABLE TV, INC., AND
           METROPOLITAN HOUSTON PAGING SERVICES, INC.


               Pursuant to the merger a subsidiary of ALLTEL Corporation into SLT Communications, Inc. with SLT Communications, Inc. as the surviving corporation, as defined in the Plan of Merger dated June 12, 1992 between ALLTEL Corporation and SLT Communications, Inc., as amended, certain employees of Sugar Land Telephone Company, Perco Telephone Company, and SLT Cable TV, Inc. (collectively, "SLT") and certain former employees of Metropolitan Houston Paging Services, Inc. ("Metropolitan") whose employment transferred to SLT Cable TV, Inc. became Employees.

               Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of SLT on the date of the merger and the employees of Metropolitan whose employment transferred to SLT Cable TV, Inc. in connection with the merger who became
Employees:

A.  Section 1.07 is modified by adding to the definition thereof the following:

               1.07Q "Basic Compensation" shall include only amounts earned after December 31, 1992.

B.  Section 1.14 is modified by adding to the definition thereof the following:

               1.14Q "Compensation" shall include only amounts earned after December 31, 1992.

C.  Section 1.37(g) is modified as follows:

               1.37(g)Q  Vesting Service

               (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

               (i) Service Prior to January 1, 1993: An Employee's period(s) of employment with SLT or Metropolitan shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

               (ii) Service From and After January 1, 1993: In accordance with the provisions of Section 1.37(g).

D.  Section 1.37(d) is modified as follows:

               1.37(d)Q  Benefit Service

               (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

               (i)  Benefit Service Prior to January 1, 1993:  None.

               (ii)  Benefit Service From and After January 1, 1993:
          In accordance with the provisions of Section 1.37(d).

E.  Section 1.37(f) is modified as follows:

               1.37(f)Q  Eligibility Year of Service

               (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

               (i) Service Prior to January 1, 1993: An Employee's period(s) of employment with SLT or Metropolitan shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

               (ii) Service From and After January 1, 1993: In accordance with the provisions of Section 1.37(f).

               2.  Section 13 of the Plan is hereby amended to add the following
Section 13.18 thereto:
               13.18  Employees of Contel Cellular of Arkansas, Inc.

     (a)  Effective Date - January 1, 1993.

     (b)  Account - None.

     (c)  Minimum Normal Retirement Pension - None.

     (d)  Minimum Early Retirement Pension - None.

     (e)  Minimum Disability Retirement Pension - None.

     (f)  Minimum Deferred Vested Pension - None.

     (g)  Minimum Death Benefit - None.

     (h)  Prior Plan Offset - Not Applicable.

     (i)  Provision Relative to IRC Section 401(a)(12) - Not Applicable.

     (j) Miscellaneous - See APPENDIX R - SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES OF CONTEL CELLULAR OF ARKANSAS, INC., which follows immediately hereafter.

                           APPENDIX R
       SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                               OF
                CONTEL CELLULAR OF ARKANSAS, INC.


               Pursuant to a Purchase and Sale Agreement dated December 22, 1992, by and among ALLTEL Mobile Communications, Inc, Contel Cellular, Inc., and GTE Mobilnet Incorporated, certain former employees of Contel Cellular of Arkansas, Inc. and/or its Affiliates (as defined in the Purchase and Sale Agreement) (collectively, "Contel") became Employees.

               Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Contel who became Employees pursuant to the Purchase and Sale Agreement:

A.  Section 1.07 is modified by adding to the definition thereof the following:

               1.07R "Basic Compensation" shall include only amounts earned after December 31, 1992.

B.  Section 1.14 is modified by adding to the definition thereof the following:

               1.14R "Compensation" shall include only amounts earned after December 31, 1992.

C.  Section 1.37(g) is modified as follows:

               1.37(g)R  Vesting Service

               (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

               (i) Service Prior to January 1, 1993: An Employee's period(s) of employment with Contel shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

               (ii) Service From and After January 1, 1993: In accordance with the provisions of Section 1.37(g).

D.  Section 1.37(d) is modified as follows:

               1.37(d)R  Benefit Service

               (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

               (i)  Benefit Service Prior to January 1, 1993:  None.

               (ii)  Benefit Service From and After January 1, 1993:
          In accordance with the provisions of Section 1.37(d).

E.  Section 1.37(f) is modified as follows:

               1.37(f)R  Eligibility Year of Service

               (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

               (i) Service Prior to January 1, 1993: An Employee's period(s) of employment with Contel shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

               (ii) Service From and After January l, 1993: In accordance with the provisions of Section 1.37(f).

               3. Paragraph (f) of Section 1.01 of the Plan is hereby amended, effective as of the close of business on August 31, 1993, by the addition of the following new subparagraph at the end thereof:
          Notwithstanding the foregoing provisions under this paragraph
          (f), the provisions of this paragraph (f) shall become ineffective in the manner provided in IRS Notice 88-131 and any subsequent IRS Notices, Revenue Procedures, or other guidance, effective as of the close of business on August 31, 1993, as though the Plan had been amended to comply with the terms of TRA '86 as contemplated by the second subparagraph of this paragraph (f).

               IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 23rd day of July, 1993.


                           ALLTEL CORPORATION


                           By: /s/ John L. Comparin
                               Title: VP - Human Resources